POWER OF ATTORNEY

    The undersigned, being a director and officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-249227    333-249228
Market Value Adjusted Individual Annuity Contracts Registration No.: 333-249295

Pruco Life of New Jersey Flexible Premium Variable Annuity Account Registration No. 811-07975
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-131035    333-162678    333-184542
    333-184889    333-184891    333-184892
    333-192702    333-248527

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2021.

/s/ Dylan J. Tyson
                            Dylan J. Tyson
                            Director, President and
                            Chief Executive Officer

POWER OF ATTORNEY

    The undersigned, being a director and officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-249227    333-249228
Market Value Adjusted Individual Annuity Contracts Registration No.: 333-249295

Pruco Life of New Jersey Flexible Premium Variable Annuity Account Registration No. 811-07975
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-131035    333-162678    333-184542
    333-184889    333-184891    333-184892
    333-192702    333-248527

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2021.

/s/ Susan M. Mann
                            Susan M. Mann
                            Director, Chief Financial Officer, Chief
                            Accounting Officer and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-249227    333-249228
Market Value Adjusted Individual Annuity Contracts Registration No.: 333-249295

Pruco Life of New Jersey Flexible Premium Variable Annuity Account Registration No. 811-07975
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-131035    333-162678    333-184542
    333-184889    333-184891    333-184892
    333-192702    333-248527

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2021.

/s/ Markus Coombs
                            Markus Coombs
                            Director and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-249227    333-249228
Market Value Adjusted Individual Annuity Contracts Registration No.: 333-249295

Pruco Life of New Jersey Flexible Premium Variable Annuity Account Registration No. 811-07975
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-131035    333-162678    333-184542
    333-184889    333-184891    333-184892
    333-192702    333-248527

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2021.

/s/ Nandini Mongia
                            Nandini Mongia
                            Director and Treasurer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-249227    333-249228
Market Value Adjusted Individual Annuity Contracts Registration No.: 333-249295

Pruco Life of New Jersey Flexible Premium Variable Annuity Account Registration No. 811-07975
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-131035    333-162678    333-184542
    333-184889    333-184891    333-184892
    333-192702    333-248527

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2021.

/s/ Candace Woods
                            Candace J. Woods
                            Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-249227    333-249228
Market Value Adjusted Individual Annuity Contracts Registration No.: 333-249295

Pruco Life of New Jersey Flexible Premium Variable Annuity Account Registration No. 811-07975
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-131035    333-162678    333-184542
    333-184889    333-184891    333-184892
    333-192702    333-248527

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2021.

/s/ Caroline Feeney
                            Caroline A. Feeney
                            Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Douglas E. Scully, and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-249227    333-249228
Market Value Adjusted Individual Annuity Contracts Registration No.: 333-249295

Pruco Life of New Jersey Flexible Premium Variable Annuity Account Registration No. 811-07975
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-131035    333-162678    333-184542
    333-184889    333-184891    333-184892
    333-192702    333-248527

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2021.

/s/ Salene Hitchcock-Gear
                            Salene Hitchcock-Gear
                            Director